Exhibit 4.a.3

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

ASSIGNMENT AND NOVATION AGREEMENT

No. 53258.M.001

THIS ASSIGNMENT AND NOVATION AGREEMENT (this “Agreement”) is made as of September 30, 2018, by and between Amdocs, Inc., a Delaware corporation (“Assignor”), and Amdocs Development Limited, a Cyprus corporation (“Assignee”), and AT&T Services, Inc., a Delaware corporation (“AT&T”).

WHEREAS, Assignor and AT&T are parties to the Master Services Agreement Number 53258.C, dated February 28, 2017 (the “MSA”); and

WHEREAS, Assignor desires to transfer and assign to Assignee its rights, duties and obligations under the MSA and all Orders entered into thereunder or subject thereto, as more fully set forth on SCHEDULE A hereto (the “Assigned Orders”); and

WHEREAS, Assignee desires to acquire the MSA and Assigned Orders from Assignor on the terms and conditions hereinafter set forth; and

WHEREAS, Assignor desires to be discharged from the performance of the obligations enumerated in the MSA and Assigned Orders; and

WHEREAS, AT&T is willing as of the effective date of this Agreement to release Assignor from the obligations enumerated in the MSA and Assigned Orders and to consent to Assignee assuming such obligations;

NOW THEREFORE, in consideration of the mutual premises and covenants herein contained, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree for themselves, their successors and assigns, as follows:

1.

Assignor hereby assigns, transfers, conveys and delivers to Assignee, effective as of October 1, 2018 (the “Effective Date”), all of Assignor’s right, title and interest in, to and under the MSA and Assigned Orders free and clear of all liens and encumbrances.

2.

Assignee hereby accepts such assignment and agrees to assume, from and after the Effective Date, all of Assignor’s rights, duties and obligations in, to and under the Agreement free and clear of all liens and encumbrances. Upon such assignment and assumption, Assignor shall be released from all further rights, duties and obligations with respect to the MSA and Assigned Orders, and Assignee agrees to reimburse Assignor for and hold Assignor harmless against any obligation to perform any of the assigned duties and obligations included in the MSA and Assigned Orders.

3.

Assignor, Assignee and AT&T hereby agree that this Agreement shall constitute a novation of the obligations of Assignor under the MSA and Assigned Orders. Accordingly, all of the rights, duties and obligations of Assignor under the MSA and Assigned Orders are hereby extinguished, but only to the extent they have been assigned to and assumed by Assignee hereunder. AT&T recognizes Assignee as Assignor’s successor in interest in and to all of Assignor’s rights, duties and obligations in, to and under the MSA and Assigned Orders.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Assignment Agreement No. 53258.M.001

4.	This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns from and after the Effective Date.

5.	The parties hereto agree that they will take those actions reasonably necessary to carry out the matters contemplated by this Agreement or any of its provisions.

6.	Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings as set forth in the MSA.

7.

Original signatures transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature. This Agreement may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

AMDOCS, INC.

By:	/s/ Todd Cohen
Name:	Todd Cohen
Title:	Treasurer

AMDOCS DEVELOPMENT LIMITED			Amdocs Development Limited 141 Omonia Avenue The Maritime Centre PO Box 50483 3606 Limassol Cyprus Company Registration no. 87152
By:	/s/ Ecatbeini Chrysostomou	28.09.2018
Name:	Ecatbeini Chrysostomou
Title:	Authorized Signatory

Pursuant to Article 3.4 of the MSA, AT&T hereby approves, as of the Effective Date, the assignment and assumption of the MSA and Assigned Orders, as set forth in the foregoing Agreement, and agrees to the release of Assignor in paragraph (2) above and the novation of the MSA and Assigned Orders in paragraph (3) above.

AT&T SERVICES, INC.

By:	/s/ Michael W. Hall
Name:	Michael W. Hall
Title:	Senior Sourcing Manager

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Assignment Agreement No. 53258.M.001

SCHEDULE A – ASSIGNED ORDERS

AT&T Contract Number	WO Description	Amdocs Contract Number	Expiration Date
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Assignment Agreement No. 53258.M.001

AT&T Contract Number	WO Description	Amdocs Contract Number	Expiration Date
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Assignment Agreement No. 53258.M.001

AT&T Contract Number	WO Description	Amdocs Contract Number	Expiration Date
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Assignment Agreement No. 53258.M.001

AT&T Contract Number	WO Description	Amdocs Contract Number	Expiration Date
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Assignment Agreement No. 53258.M.001

AT&T Contract Number	WO Description	Amdocs Contract Number	Expiration Date
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Assignment Agreement No. 53258.M.001

AT&T Contract Number	WO Description	Amdocs Contract Number	Expiration Date
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Assignment Agreement No. 53258.M.001

AT&T Contract Number	WO Description	Amdocs Contract Number	Expiration Date
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Assignment Agreement No. 53258.M.001

AT&T Contract Number	WO Description	Amdocs Contract Number	Expiration Date
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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